SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2007

BOO KOO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-50057	59-1019723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Airport Parkway, #660, Addison, Texas 75001
(Address of Principal Executive Offices)(Zip Code)

(972) 818-3862
Registrant’s Telephone Number

________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 26, 2007, Boo Koo Holdings, Inc. (the “Company”) issued 30,000 “restricted” shares of its common stock under its Stock Incentive Plan to Stephen Johnson, one of the Company’s directors, for serving as a director. The restricted shares will vest on September 26, 2010. In addition, Mr. Johnson shall also receive $1,000 per board meeting attended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOO KOO HOLDINGS, INC.

	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini
Title: Chief Financial Officer

Date: October 2, 2007